Exhibit 10.15

PROMISSORY NOTE

$100,000,000	March 28, 2002
New York, New York

FOR VALUE RECEIVED, the undersigned, Insight Midwest, L.P., a Delaware limited partnership (the “Borrower”), hereby promises to pay to the order of Insight Communications Company, Inc., a Delaware corporation (the “Lender”), the aggregate principal amount of $100,000,000 (the “Loan”), and to pay interest from the date hereof on the principal balance of the Loan from time to time outstanding at a rate per annum equal to 9%, compounded semi-annually, at the office of the Lender located at 810 Seventh Avenue, New York, New York, or at such other place as the Lender may specify from time to time, in lawful money of the United States of America in immediately available funds, with the unpaid principal balance of the Loan and accrued and unpaid interest under this Note to be paid on January 31, 2011. Interest will be computed on the basis of a year of 360 days.

This Note may be prepaid in whole or in part at any time without premium or penalty. All payments on this Note will be applied first to any unpaid interest accrued at the time of payment (including compounded interest) and then to principal. Any payment received after 11:30 a.m., New York City time will be deemed to have been received on the next succeeding business day for purposes of calculating interest under this Note.

The Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note.

Whenever in this Note either party hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. The Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void), except as expressly permitted in writing by the Lender. No failure or delay of the Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Neither this Note nor any provision hereof may be waived, amended or modified, nor shall any departure therefrom be consented to, except pursuant to a written agreement with respect to which such waiver, amendment, modification or consent is to apply, entered into between the Borrower and the Lender.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

THE BORROWER, AND BY ACCEPTING THIS NOTE, THE LENDER, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE. THE BORROWER (I) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (II) ACKNOWLEDGES THAT SUCH LENDER HAS BEEN INDUCED TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

INSIGHT MIDWEST, L.P.

By: Insight Communications Company, L.P., General Partner

By: Insight Communications Company, Inc., General Partner

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